UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2017

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Astoria Financial Corporation (NYSE: AF) (“Astoria” or the “Company”), the holding company for Astoria Bank, today announced that its Board of Directors, at a special meeting held on April 7, 2017, established September 27, 2017 as the new date for the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”), and set July 31, 2017 as the voting record date. Astoria had previously announced that the date of the Annual Meeting would be June 7, 2017.

The 2017 Annual Meeting has been delayed due to Astoria’s recent entry into a merger agreement with Sterling Bancorp, a Delaware corporation (“Sterling”), pursuant to which Astoria will merge with and into Sterling, with Sterling as the surviving corporation (the “Sterling Merger”). Sterling recently filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which includes disclosures with respect to a special meeting of Astoria’s shareholders at which the Sterling Merger will be voted upon. The Astoria Board of Directors feels it is in the best interests of Astoria’s shareholders to vote on the Sterling Merger separate from holding the Astoria annual meeting, resulting in the new date for the 2017 Annual Meeting.

Because the date of the 2017 Annual Meeting has been changed by more than 30 days from the previously announced date of June 7, 2017, the Company has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement and proxy card relating to the 2017 Annual Meeting. Any such shareholder proposal must be submitted in writing and received by the Secretary of Astoria at One Astoria Bank Plaza, Lake Success, New York 11042 no later than 5:00pm on April 28, 2017, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal will be subject to Rule 14a-8, and nothing in this paragraph shall be deemed to require Astoria to include in its proxy statement and proxy card for the 2017 Annual Meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time such proposal is received.

In addition, in accordance with the advance notice procedures set forth in the Company’s Bylaws, shareholders who wish to bring business before the 2017 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director must ensure that written notice of such proposal is received by the Company’s Secretary at One Astoria Bank Plaza, Lake Success, New York 11042 no later than 5:00pm on June 28, 2017. Any such proposal must set forth the information specified in, and comply with all other requirements of, the Company’s Bylaws in order to be brought before the 2017 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas
Vice President and Director
of Investor Relations

Dated: April 7, 2017